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                                  EXHIBIT 32.1

            CERTIFICATION OF THE CHIEF EXECUTIVE OFFICER PURSUANT TO

                             18 U.S.C. SECTION 1350,

                             AS ADOPTED PURSUANT TO

                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Kensey Nash Corporation (the "Company") on Form 10-Q for the quarter ended September 30, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Joseph W. Kaufmann, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

Date:    November 14, 2003          /s/ Joseph W. Kaufmann
                                    ----------------------
                                    Joseph W. Kaufmann
                                    Chief Executive Officer



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